UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 21, 2017

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 21, 2017, PCTEL, Inc. (PCTEL) held its Annual Meeting of stockholders, at which a quorum was present.  The table below sets forth the number of votes cast for and against, as well as the number of abstentions and broker non-votes, for the following matters voted upon at the meeting, as certified by the inspector of elections:

		FOR	AGAINST	ABSTAIN/ WITHHELD	BROKER NON-VOTES
1.	Election of Directors
	Steven D. Levy	11,200,222	*	173,925	3,482,323
	Giacomo Marini	11,179,373	*	194,774	3,482,323
	David A. Neumann	11,113,486	*	260,661	3,482,323

2.	Non-binding advisory vote to approve the Company's	10,957,795	402,025	14,371	3,482,323
	named executive officer compensation

3.	Ratification of Grant Thornton LLP as the Company's
	independent registered public accounting firm for the
	fiscal year ending December 31, 2017	14,627,881	220,422	8,167	*

*	Not Applicable

The table below sets forth the number of votes cast for each option, as well as the number of abstentions, relating to the frequency of the stockholders advisory vote on named executive officer compensation:

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Non-binding advisory vote to approve the frequency
of the non-binding advisory vote on the Company's
named executive officer compensation	9,133,306	25,059	2,208,315	7,467

The Company intends to continue to hold its non-binding advisory vote on named executive officer compensation every year in order for stockholders to provide meaningful input annually for consideration by the Board of Directors and the Compensation Committee in making decisions on executive compensation.

Item 8.01 Other Events

The following information is intended to be furnished under Item 8.01 of Form 8-K, “Other Events.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 22, 2017, the Company announced an increase in its regular quarterly dividend to $0.055 per share of its common stock.  The quarterly dividend had been $0.05 per share.  The increased dividend will be payable on August 15, 2017 to shareholders of record at the close of business on August 8, 2017.  This dividend is expected to be a return of capital, thereby reducing shareholders basis by $0.055 per share.  See the Investor Relations section on the Company’s website (www.pctel.com) for information related to dividends.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release, dated June 26, 2017, of PCTEL, Inc. announcing an increase to its quarterly dividend from $0.05 per share to $0.055 per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2017

PCTEL, INC.

By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release, dated June 26, 2017, of PCTEL, Inc. announcing an increase to its quarterly dividend from $0.05 per share to $0.055 per share.